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                                                                    EXHIBIT 10.3





                       FORM OF SERIES II PROMISSORY NOTE



$__________                                                   September __, 1994
                                                                   Dallas, Texas


                 FOR VALUE RECEIVED, the undersigned, _______________ [MANAGER] (the "Maker"), hereby unconditionally promises to pay to the order of CHIEF AUTO PARTS INC., or its successors and assigns (the "Payee"), on or before ______________, 2002 [eighth anniversary of the Closing Date] at the address of the Payee set forth herein for notices and other communications, the aggregate principal amount of ______________________ ($_____________) in lawful money of the United States of America and in immediately available funds. This Series II Note shall bear interest, payable in like funds at such address, on the unpaid principal amount hereof from the date hereof until the principal amount hereof is paid in full at the rate of 7.05% per annum (calculated on the basis of the actual number of days elapsed in a year of 365 days). All or part of such interest on the unpaid principal balance shall be payable annually on each anniversary of this Series II Note as hereinafter set forth. Accrued and unpaid interest shall be payable upon the maturity of this Series II Note with the payment of principal.

                 This Series II Note is secured by that certain Stock Pledge Agreement, dated as of even date herewith, between the Maker and the Payee (the "Stock Pledge Agreement"), pursuant to which the Maker grants the Payee a security interest in the shares of common stock of the Payee purchased by Maker on the date hereof (the "Pledged Shares") and any dividends or distributions thereon.

                 Notwithstanding any other provision to the contrary contained herein, the Payee's sole recourse against the Maker for the payment of principal, interest, fees, costs and other expenses in connection with this Series II Note shall be limited to the Payee's security interest in the Pledged Shares. The Payee shall at all times have the right to proceed against any portion of the security held herefor in such order and in such manner as the Payee may select, without waiving any rights with respect to any other security. The Payee shall not seek a personal judgment against the Maker for payment under this Series II Note and no recourse shall be had for the payment of this Series II Note against the Maker or his or her successors or any of the Maker's or his or her successor's properties or assets (except as to the aforesaid security interest in the Pledged Shares), all such liability being, by the acceptance hereof and as part of the consideration for the receipt of the security interests
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provided for pursuant to the Stock Pledge Agreement, expressly waived and released by the Payee and any of its assignees.

                 Within ten (10) business days of the date of payment of any cash dividends payable or otherwise distributed in respect of the Pledged Shares, to the extent not used to prepay the Maker's Series I Note, the Maker shall be required to make a mandatory prepayment on this Series II Note in an amount equal to one hundred percent (100%) of such cash dividends less any potential tax liabilities, computed at the then applicable maximum combined federal and state rates, which the Maker may incur in connection with the receipt of such dividends.

                 The Maker shall have the right at any time and from time to time on any business day to prepay the principal and interest due on this Series II Note, in whole or in part, without penalty or premium, upon at least three business days' prior written notice to the holder hereof, such notice to specify the prepayment date and the amount to be prepaid. In the event the Maker decides not to so prepay this Series II Note in accordance with any such notice delivered to the holder hereof, the Maker shall so notify the holder hereof not less than two business days before such prepayment would otherwise have been made.

                 All mandatory and optional prepayments made by the Maker shall be applied first to the outstanding interest accrued on this Series II Note and then to the reduction of the outstanding principal.

                 Upon each anniversary of the date of issuance of this Series II Note, the Maker shall be required to pay to the Payee an amount equal to the excess, if any, of the amount of interest accrued on this Series II Note during the preceding year over the amount paid by the Maker to the Payee during the preceding year.

                 If the Maker elects to sell any of the Pledged Shares as permitted under the Stock Pledge Agreement, then the Maker shall be required to apply the proceeds of such sale as a prepayment of principal and interest due on this Series II Note within three (3) business days of receipt of such proceeds.

                 In case of the happening of any of the following events ("Events of Default"):

                 (a) default shall be made in the payment of the principal of or interest on this Series II Note when and as the same shall become due and payable, whether at the due date thereof or at a date fixed




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         for prepayment thereof or otherwise which default shall continue unremedied for five (5) business days after written notice thereof by the holder hereof;

                 (b) a breach of any covenant contained in this Series II Note, other than the covenant to pay the principal of and interest on this Series II Note, which breach shall continue unremedied for thirty days after written notice to the Maker by the holder hereof;

                 (c) the Maker shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal or state bankruptcy, insolvency, liquidation or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for him or for a substantial part of his property, (iv) file an answer admitting the material allegations of a petition filed against him in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable, admit in writing his inability or fail generally to pay his debts as they become due;

                 (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Maker, or of a substantial part of the property of the Maker, under Title 11 of the United States Code or any other Federal or state bankruptcy, insolvency, receivership or similar law or (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Maker or for a substantial part of the property of the Maker; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 60 days;

                 (e) an Event of Default (as defined in the Stock Pledge Agreement) shall have occurred under the Stock Pledge Agreement;

then, in any such event (other than an event described in paragraph (c) or (d) above), the holder hereof may declare the principal amount of this Series II Note then outstanding to be forthwith due and payable, whereupon the principal hereof,





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together with accrued and unpaid interest thereon, shall become forthwith due and payable both as to principal and interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Maker (to the extent permitted by law), anything contained herein to the contrary notwithstanding; and, in any event described in paragraph (c) or (d) above, the principal amount of this Series II Note, together with accrued and unpaid interest thereon, shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Maker.

                 The nonexercise by the Payee of any of its rights hereunder or under the Stock Pledge Agreement in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. No delay or omission on the part of the Payee in exercising any right hereunder or under the Stock Pledge Agreement or other agreement shall operate as a waiver of such right or of any other right under this Series II Note.

                 Maker hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Series II Note, and to constitute this Series II Note the legal, valid and binding obligation of Maker, enforceable in accordance with the terms hereof, have been done and performed and happened in due and strict compliance with all applicable laws.

                 All payments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Maker under this Series II Note.

                 This Series II Note may be assigned, pledged, hypothecated or otherwise transferred by the holder hereof.

                 The Maker hereby expressly waives presentment for payment or for acceptance, demand, protest, notice of protest, notice of dishonor or acceptance and any other notice of any kind.

                 All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, telexed or telecopied to, or, if mailed, when received by, the





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other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

If to the Maker:                         ---------------------

                                         ---------------------

                                         ---------------------

If to the Payee:                         Chief Auto Parts Inc.
                                         15303 Dallas Parkway, Suite 800
                                         Dallas, Texas 74248
                                         Attention: Mary M. Mahon, Esq.
                                         Telephone: 214-404-1114

         with a copy to:                 Gibson, Dunn & Crutcher
                                         200 Park Avenue
                                         New York, New York 10166
                                         Attention: Conor D. Reilly, Esq.
                                         Telephone: 212-351-4000

                 If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Payee.

                 This Series II Note may not be changed orally.

                 THIS SERIES II NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS.


                                                   ----------------------
                                                   [MANAGER]





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                                   SCHEDULE I

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          Amount of         Amount of        Unpaid
          Principal         Interest         Principal          Notation
Date      Prepaid           Paid             Amount             Made By
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


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